UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On January 16, 2020, Advaxis, Inc. (the “Advaxis”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that Advaxis has regained compliance with Nasdaq Listing Rule 5450(a)(1). According to the notice, Nasdaq’s Staff determined that for 10 consecutive business days, from January 2 to January 15, 2020, the closing bid price of Advaxis’ common stock has been at $1.00 per share or greater. Also on January 16, 2020, Advaxis received written notice from the Nasdaq’s Listing Qualifications Department indicating that Advaxis has regained compliance with Nasdaq Listing Rule 5450(b)(1)(C). According to the notice, Nasdaq’s Staff determined that from December 24, 2019 to January 15, 2020, Advaxis’ Market Value of Publicly Held Shares (“MVPHS”) has been $5,000,000 or greater. Nasdaq’s Staff indicates in both notifications that the matters are now closed.

As previously reported in a Current Report on Form 8-K filed on September 6, 2019, Advaxis had received written notice from the Nasdaq’s Listing Qualifications Department on September 3, 2019 indicating that Advaxis was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price for Advaxis’ common stock had closed below $1.00 per share for the 30 consecutive business days preceding the date of the notification. As also previously reported in a Current Report on Form 8-K filed on September 13, 2019, Advaxis had received written notice from the Nasdaq’s Listing Qualifications Department on September 11, 2019 indicating that Advaxis was not in compliance with Nasdaq Listing Rule 5450(b)(1)(C) because Advaxis’ MVPHS had been below $5,000,000 for the 30 consecutive business days preceding the date of the notification. The notifications of noncompliance had no immediate effect on the listing or trading of Advaxis common stock on the Nasdaq Global Select Market under the symbol “ADXS.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 16, 2020	ADVAXIS, INC.

	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Executive Vice President and Chief Financial Officer